UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  March 8, 2016 (March 3, 2016)

SERVICEMASTER GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

860 Ridge Lake Boulevard, Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

(901) 597-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2016, Mark J. Barry, Chief Marketing & Strategy Officer of ServiceMaster Global Holdings, Inc. (the “Company”), submitted his retirement notice to the Company.  Mr. Barry's retirement will be effective as of March 31, 2016.  Mr. Barry has agreed to remain with the Company for two years in a consulting role following his retirement.  On March 8, 2016, the Company issued a press release regarding Mr. Barry’s retirement, which is included as Exhibit 99 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description

99	Press Release of ServiceMaster Global Holdings, Inc. Announcing Mark J. Barry’s Retirement, issued March 8, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICEMASTER GLOBAL HOLDINGS, INC.
(Registrant)

March 8, 2016	By:	/s/ Alan J. M. Haughie
Alan J. M. Haughie
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99	Press Release of ServiceMaster Global Holdings, Inc. Announcing Mark J. Barry’s Retirement, issued March 8, 2016.